American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
March 31, 2020

Utilities - Schedule of Investments
MARCH 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.1%
Alternative Carriers — 1.4%
Cogent Communications Holdings, Inc.	42,262	3,464,216
Iridium Communications, Inc.(1)	42,348	945,631
		4,409,847
Application Software — 0.9%
j2 Global, Inc.	40,510	3,032,173
Electric Utilities — 44.2%
Alliant Energy Corp.	118,773	5,735,548
American Electric Power Co., Inc.	201,084	16,082,698
Duke Energy Corp.	159,456	12,896,801
Edison International	64,101	3,512,094
Entergy Corp.	141,539	13,300,420
Evergy, Inc.	60,431	3,326,727
Eversource Energy	23,588	1,844,817
Exelon Corp.	237,647	8,747,786
FirstEnergy Corp.	279,151	11,185,581
NextEra Energy, Inc.	77,682	18,691,843
NRG Energy, Inc.	32,079	874,474
OGE Energy Corp.	141,416	4,345,714
PG&E Corp.(1)	70,475	633,570
Pinnacle West Capital Corp.	52,841	4,004,819
Portland General Electric Co.	178,268	8,546,168
PPL Corp.	380,102	9,380,917
Southern Co. (The)	310,935	16,834,021
Xcel Energy, Inc.	80,743	4,868,803
		144,812,801
Electronic Equipment and Instruments — 0.2%
Keysight Technologies, Inc.(1)	7,898	660,905
Independent Power Producers and Energy Traders — 1.7%
AES Corp.	275,045	3,740,612
Clearway Energy, Inc., Class C	98,588	1,853,454
		5,594,066
Integrated Telecommunication Services — 21.0%
AT&T, Inc.	1,067,365	31,113,690
Verizon Communications, Inc.	697,495	37,476,406
		68,590,096
Multi-Utilities — 21.5%
Ameren Corp.	86,130	6,272,848
Black Hills Corp.	35,631	2,281,453
CMS Energy Corp.	14,803	869,676
Consolidated Edison, Inc.	105,989	8,267,142
Dominion Energy, Inc.	190,275	13,735,952
DTE Energy Co.	22,850	2,170,065
MDU Resources Group, Inc.	195,916	4,212,194

NiSource, Inc.	103,592	2,586,692
NorthWestern Corp.	82,893	4,959,488
Public Service Enterprise Group, Inc.	150,775	6,771,305
Sempra Energy	76,760	8,673,113
Unitil Corp.	5,755	301,102
WEC Energy Group, Inc.	104,924	9,246,952
		70,347,982
Semiconductors — 0.8%
QUALCOMM, Inc.	39,207	2,652,353
Water Utilities — 5.7%
American States Water Co.	14,030	1,146,812
American Water Works Co., Inc.	80,688	9,647,057
Essential Utilities, Inc.	195,908	7,973,456
		18,767,325
Wireless Telecommunication Services — 0.7%
Spok Holdings, Inc.	16,696	178,480
T-Mobile US, Inc.(1)	25,660	2,152,874
		2,331,354
TOTAL COMMON STOCKS (Cost $285,893,955)		321,198,902
TEMPORARY CASH INVESTMENTS — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $1,098,018), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $1,076,669)		1,076,669
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,248,881	2,248,881
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,325,550)		3,325,550
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $289,219,505)		324,524,452
OTHER ASSETS AND LIABILITIES — 0.9%		3,035,548
TOTAL NET ASSETS — 100.0%		$327,560,000

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	321,198,902	—	—
Temporary Cash Investments	2,248,881	1,076,669	—
	323,447,783	1,076,669	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.